                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  April 22, 1998


                             Hilton Hotels Corporation
                          ------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-3427                   36-2058176
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)


                            9336 Civic Center Drive
                      Beverly Hills, California  90210
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (310) 278-4321
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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ITEM 5.   OTHER EVENTS

On April 22, 1998, the Registrant announced its earnings for its first fiscal quarter ended March 31, 1998. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          7(c) Exhibits.
               ---------
               99 Press Release of Hilton Hotels Corporation, dated April 22, 1998.



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          Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

                              By:  /s/     THOMAS E. GALLAGHER
                                   -------------------------------------------
                                   Name:   Thomas E. Gallagher
Dated:  April 22, 1998             Title:  Executive Vice President and
                                           General Counsel

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